CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in the Registration Statement on Form SB-2 of our report dated December 9, 2004, relating to the financial statements of DermaPlus, Inc, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                   /s/ Meyler & Company LLC
                                                   ------------------------
                                                   MEYLER & COMPANY LLC


New York, New York
December 28, 2004